UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Permal Alternative Select VIT Portfolio

620 Eighth Avenue

New York, New York 10018

Special Meeting of Shareholders to be held on May 20, 2016

April 1, 2016

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the Permal Alternative Select VIT Portfolio (the “Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 11:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof.

Permal Asset Management LLC (“Permal”), which serves as the Fund’s investment manager, is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Legg Mason has entered into a definitive agreement to acquire a majority ownership interest in EnTrust Capital (“EnTrust”) and combine EnTrust with The Permal Group (“The Permal Group”), an international financial group of companies for which Permal Group Ltd. (“Permal Group Ltd.”), an indirect wholly-owned subsidiary of Legg Mason, acts as the holding company (the “Combination”). EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets under management as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group. As a result of the Combination, a new holding company named EnTrustPermal LLC will be formed for the combined EnTrust and The Permal Group businesses, with Legg Mason owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him owning 35%. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. Upon closing of the Combination, Permal will be renamed EnTrustPermal Management LLC (“EnTrustPermal”) and will be a separate subsidiary of EnTrustPermal LLC.

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), as more than 25% of the voting securities of Permal will be owned by Mr. Hymowitz and entities controlled by him, thereby triggering the automatic assignment provision in each of the management and subadvisory agreements with respect to the Fund to which Permal is a party, and each such agreement will terminate as of the date of the closing of the Combination. You are being asked to approve a new management agreement with Permal for the Fund to take effect at the closing of the Combination.

The Combination, which is described in detail in the enclosed materials, will not result in any changes to the way in which the Fund is managed or the investment management fee paid by the Fund to its investment manager.

At the Meeting, shareholders will be asked to consider and vote on the following Proposal:

1.	To approve a new investment management agreement between the Trust, on behalf of the Fund, and EnTrustPermal; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

For the reasons explained in the accompanying Proxy Statement, Permal and the Board of Trustees of the Trust (the “Board”) recommend that you vote in favor of the Proposal.

As a shareholder of the Fund, you are being asked to vote on the Proposal. The Board has determined that the Proposal is in the best interests of the Trust and the Fund and its shareholders, and recommends that you vote in favor of the Proposal.

To ensure that your vote is counted, please:

•	Mark your votes on the enclosed Voting Instruction Card.

•	Sign and mail your Voting Instruction Card promptly to:

Computershare Fund Services, Inc.

280 Oser Avenue

Hauppauge, NY 11788

•	You may also vote by telephone by calling 1-866-298-8476 or on the Internet at www.proxy-direct.com.

If you have any questions about the Proposal, please call 1-877-721-1926 between the hours of 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

Sincerely,

Jane Trust

President and Chief Executive Officer

Legg Mason Partners Variable Equity Trust

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS

Why did you send me this booklet?

You were sent this proxy statement (the “Proxy Statement”) because you are a shareholder of Permal Alternative Select VIT Portfolio (the “Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”). As such, you have the right to vote your shares of the Fund with respect to the Proposal described below, if your vote is properly submitted and received prior to the special meeting (the “Meeting”) of the shareholders of the Fund. The Meeting will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 11:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on March 21, 2016 are eligible to vote.

What is the purpose of the Meeting?

Permal Asset Management LLC (“Permal”), which serves as the Fund’s investment manager, is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason has entered into a definitive agreement to acquire a majority ownership interest in EnTrust Capital (“EnTrust”) and combine EnTrust with The Permal Group (“The Permal Group”), an international financial group of companies for which Permal Group Ltd. (“Permal Group Ltd.”), an indirect wholly-owned subsidiary of Legg Mason, acts as the holding company (the “Combination”). EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets under management as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group. As a result of the Combination, a new holding company named EnTrustPermal LLC will be formed for the combined EnTrust and The Permal Group businesses, with Legg Mason owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him owning 35%. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. Upon closing of the Combination, Permal will be renamed EnTrustPermal Management LLC (“EnTrustPermal”) and will be a separate subsidiary of EnTrustPermal LLC.

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), as more than 25% of the voting securities of Permal will be owned by Mr. Hymowitz and entities controlled by him, thereby triggering the automatic assignment provision in each of the management and subadvisory agreements with respect to the Fund to which Permal is a party, and each such agreement will terminate as of the date of the closing of the Combination.

A new investment management agreement with respect to a registered investment company generally requires approval by a majority of the company’s outstanding voting securities under the 1940 Act before it goes into effect. As a result, shareholders are being asked to vote on the following Proposal at the Meeting:

PROPOSAL 1:	To approve a new investment management agreement (the “New Management Agreement”) between the Trust, on behalf of the Fund, and EnTrustPermal;

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

i

If Fund shareholders approve the New Management Agreement at the Meeting, EnTrustPermal will be appointed to serve as the Fund’s investment manager.

At an in-person meeting of the Board of Trustees of the Trust (the “Board” and the members of which are referred to as “Trustees”) held on March 3, 2016 (the “Board Meeting”), Permal recommended, and the Board approved, the appointment of EnTrustPermal as the Fund’s investment manager, contingent on shareholder approval of the New Management Agreement at the Meeting.

What are the parties involved in the Combination and how will EnTrustPermal be structured?

The Permal Group, of which Permal is a member, is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a wholly-owned subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $19 billion in assets under management as of December 31, 2015. EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group.

EnTrustPermal will be 65% owned by Legg Mason and 35% owned by Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. EnTrustPermal will be led by Mr. Hymowitz, who will become the Chairman and Chief Executive Officer of EnTrustPermal. Mr. Hymowitz co-founded EnTrust in 1997 following his investment career at Goldman Sachs & Co. The Management Committee and Global Investment Committee of EnTrustPermal will be chaired by Mr. Hymowitz and comprised of current senior professionals from both firms. Key investment and business professionals from both firms have committed to remain employed with EnTrustPermal following the closing and to continue serving the investors of EnTrustPermal.

How will the Combination affect Fund shareholders?

The Combination is not expected to have any substantial effect on the Fund or its shareholders. There are currently no long-term or short-term plans to make changes to management or investment policies, strategies or objectives of the Fund as a result of the Combination. The fees paid under the New Management Agreement will remain the same as under the existing agreement.

When would the New Management Agreement with EnTrustPermal take effect?

If approved by Fund shareholders, the New Management Agreement would take effect if and when the Combination is completed. If the Combination is not completed, your Fund’s current investment management agreement will remain in effect.

What are the features of the New Management Agreement?

The New Management Agreement provides for a substantially similar investment management structure as the Fund’s current investment management agreement. The nature, scope and quality of the investment management services rendered under the New Management Agreement will not diminish as a result of the Combination.

EnTrustPermal will provide general oversight, the Permitted Subadvisers (as defined below) will provide day-to-day portfolio management, the Fund will pay an investment management fee to EnTrustPermal and EnTrustPermal will pay a portion of that fee to the Permitted Subadvisers. The fees under the New Management Agreement will remain the same and will not increase as a result of the Combination.

Will I need to approve new subadvisory agreements?

No. Permal and the Trust have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that permits Permal, as the Fund’s manager, to appoint and replace Permitted Subadvisers (as defined below), and enter into, amend and terminate subadvisory agreements with Permitted Subadvisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The term “Permitted Subadviser” means any subadviser that is either unaffiliated with Permal or that is a directly or indirectly wholly-owned subsidiary of Legg Mason. The Manager of Managers Structure will remain in place after the completion of the Combination.

The current subadvisory agreement between Permal and each Permitted Subadviser with respect to the Fund will automatically terminate (along with the current investment management agreement between the Trust, on behalf of the Fund, and Permal, as discussed above) upon the completion of the Combination. Permal has recommended, and the Board has approved, new subadvisory agreements with the Fund’s subadvisers. If the New Management Agreement is approved by the Fund’s shareholders, a new subadvisory agreement with each Permitted Subadviser relating to the Fund will take effect upon the completion of the Combination. Under the Manager of Managers Structure, shareholders will be notified of any new subadvisers with respect to the Fund.

How does the Board recommend I vote?

The Board recommends that you vote FOR the New Management Agreement.

Does the approval of the New Management Agreement depend upon other events?

No. Because the Board has already approved the New Management Agreement, approval of the New Management Agreement does not depend upon any events other than the approval of the Fund’s shareholders with respect to the New Management Agreement. However, the New Management Agreement will not go into effect if the Combination is not effected.

What happens if the New Management Agreement is not approved?

The Combination is not contingent on shareholder approval of the New Management Agreement. If the Fund’s shareholders do not approve the New Management Agreement and the Combination is effected, Permal will no longer serve as the Fund’s manager and the Board will take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the New Management Agreement to Fund shareholders or making other advisory arrangements. If the Combination is effected before shareholder approval of the New Management Agreement is obtained, the Board has approved an interim management agreement between the Trust and EnTrustPermal and interim subadvisory and trading agreements between EnTrustPermal and the Permitted Subadvisers. The Fund will continue to solicit your approval of the New Management Agreement while the interim agreements are in place. If the interim agreements go into effect for the Fund, they would expire on the earlier of 150 days after the closing of the Combination or upon shareholder approval of the New Management Agreement.

What if I have questions regarding the New Management Agreement or the Meeting?

If you have any questions about the Proposal, please call 1-877-721-1926 between the hours of 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE NEW MANAGEMENT AGREEMENT.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Permal Alternative Select VIT Portfolio

620 Eighth Avenue

New York, New York 10018

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2016

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of the Permal Alternative Select VIT Portfolio (the “Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”), will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 11:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof for the following purposes:

PROPOSAL 1:	To approve a new investment management agreement between the Trust, on behalf of the Fund, and EnTrustPermal Management LLC (“EnTrustPermal”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of the Trust (the “Board”) has set March 21, 2016 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof, in connection with the Proposal. Fund shares are offered only to (i) variable annuity and variable life insurance separate accounts established by insurance companies (each, a “Participating Insurance Company,” and collectively, the “Participating Insurance Companies”) to fund variable annuity contracts and variable life insurance policies and (ii) certain qualified pension and retirement plans. The rights accompanying shares of the Fund are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed voting instruction form or other authorization by a holder that does not specify how the holder’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions. For purposes of the Proxy Statement, the term “shareholder” (when used to refer to the beneficial holder of ownership interests in the Fund) shall also be deemed to include holders of variable annuity contracts and variable life insurance policies.

A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Card is enclosed. If you hold shares

v

through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

Your vote on the Proposal is important. Please authorize a proxy to vote your shares promptly to save the expense of additional solicitations. You can vote quickly and easily by signing and dating the enclosed Voting Instruction Card and returning it in the accompanying postage-paid return envelope or by following the enclosed instructions to authorize a proxy by telephone or over the internet to cast your votes.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: The proxy statement and related materials are available at https://www.proxy-direct.com/lmp-27600.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Variable Equity Trust

April 1, 2016

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

THE FOLLOWING GENERAL RULES FOR SIGNING VOTING INSTRUCTION CARDS MAY BE OF ASSISTANCE TO YOU AND AVOID THE TIME AND EXPENSE TO THE FUND IN VALIDATING YOUR VOTE IF YOU FAIL TO SIGN YOUR VOTING INSTRUCTION CARD PROPERLY.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the Voting Instruction Card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individual signing the Voting Instruction Card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Permal Alternative Select VIT Portfolio

620 Eighth Avenue

New York, New York 10018

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of Legg Mason Partners Variable Equity Trust (the “Trust”) in connection with the special meeting (the “Meeting”) of the shareholders of Permal Alternative Select VIT Portfolio (the “Fund”), a series of Legg Mason Partners Variable Equity Trust (the “Trust”), that will be held at the offices of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), 620 Eighth Avenue, New York, New York 10018 at 11:30 a.m. Eastern Time, on May 20, 2016, or at any adjournment(s) or postponement(s) thereof. This Proxy Statement and attached materials are being mailed on or about April 6, 2016.

The purpose of the Meeting is for shareholders to consider and vote on the Proposal listed below and as more fully described herein:

PROPOSAL 1:	To approve a new investment management agreement between the Trust, on behalf of the Fund, and EnTrustPermal Management LLC (“EnTrustPermal”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Voting Instruction Card for shareholders to vote shares of the Fund at the Meeting. The Board has set March 21, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on May 20, 2016: The proxy statement and related materials are available at https://www.proxy-direct.com/lmp-27600.

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are available on the Internet at http://www.leggmason.com/individualinvestors/prospectuses.

VOTING INFORMATION

General

The Trust is a Maryland statutory trust organized on October 4, 2006. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the Trust’s declaration of trust. The Fund is a series of the Trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Solicitation of Votes

This Proxy Statement is furnished in connection with a solicitation of proxies by the Fund’s Board to be exercised at the Meeting. This Proxy Statement, along with the Notice of Meeting and a Voting Instruction Card, are first being mailed to Fund shareholders on or about April 6, 2016 or as soon as practicable thereafter. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed Voting Instruction Card is properly completed, signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the Voting Instruction Card in accordance with the instructions marked thereon. Unmarked but properly signed and dated Voting Instruction Cards will be voted “FOR” approval of the Proposal and in the discretion of the designated proxy holders on any other matter that properly comes before the Meeting. Please see page vii of this Proxy Statement for instructions on how to sign your Voting Instruction Card.

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (each, a “Participating Insurance Company”) to fund variable annuity contracts and variable life insurance policies. The rights accompanying Fund shares are legally vested in the variable annuity contracts and variable life insurance products offered by the separate accounts of Participating Insurance Companies. However, in accordance with current law and interpretations thereof, Participating Insurance Companies will vote shares held in the separate accounts in a manner consistent with voting instructions timely received from the holders of variable annuity contracts and variable life insurance policies. A signed and dated Voting Instruction Card or other authorization by a holder that does not specify how the holder’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal. Those persons who have a voting interest at the close of business on the Record Date will be entitled to submit instructions to their Participating Insurance Company. Each Participating Insurance Company will vote Fund shares held in separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares it owns, in the same proportion as those shares for which such insurance company receives voting instructions.

If you hold shares through a variable annuity contract or a variable life insurance policy, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your Participating Insurance Company specific instructions as to how you want your shares to be voted.

As a result of proportionate voting, the votes of a small number of contract holders could determine the matter being voted on.

The costs of the solicitation will be borne by Legg Mason, Inc. (“Legg Mason”) or its affiliates and not by the Fund. These costs include the cost of preparing, printing and mailing the Proxy Statement, Voting Instruction Cards and other proxy materials and tabulating the votes. It is estimated that the total costs and expenses to be borne by Legg Mason or its affiliates will be approximately $8,548. This amount does not include the out-of-pocket costs, such as legal expenses, incurred in connection with the preparation of this Proxy Statement, which will also be borne by Legg Mason or its affiliates.

Votes are being solicited by mail. Additional solicitations may be made by letter or telephone by officers or employees of Legg Mason or its affiliates, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of Fund shares to obtain authorization for the execution of proxies. Legg Mason or its affiliates will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares. Legg Mason, on behalf of the Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $5,375, which is included in the amount above, for such solicitation services, to be borne by Legg Mason or its affiliates as described above. Computershare may solicit proxies personally and by telephone.

Submission of Voting Instructions

Shareholders have three options for submitting voting instructions:

1.	Internet—the enclosed Voting Instruction Card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s Voting Instruction Card. Shareholders who cast their votes via the Internet do not need to mail their Voting Instruction Card.

2.	Telephone—the enclosed Voting Instruction Card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s Voting Instruction Card. Shareholders who cast their votes over the telephone do not need to mail their Voting Instruction Card.

3.	Mail—shareholders also may cast their votes by executing the enclosed Voting Instruction Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages Fund shareholders to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Card to arrive late and therefore not be counted. A shareholder may revoke a Voting Instruction Card at any time prior to its exercise at the Meeting by (1) submitting to the Fund a subsequently executed Voting Instruction Card, (2) delivering to the Fund a written notice of revocation (addressed to the Assistant Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement) or (3) otherwise giving notice of revocation at the Meeting. Merely attending the Meeting, however, will not revoke any previously executed voting instructions. Unless revoked, all valid and executed Voting Instruction Cards will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal. Contract owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum.

Photographic identification will be required for admission to the Meeting.

Shares Outstanding

Only shareholders of record of the Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof. As of the close of business on the Record Date, the Fund had the number of shares outstanding as set forth in Exhibit A.

Quorum

The holders of outstanding shares of the Fund entitled to vote and present in person or by proxy representing 30% of the voting power of the Fund shall constitute a quorum at the Meeting for the Fund.

Required Vote

The affirmative vote of a majority of the outstanding voting securities of the Fund is required to approve the Proposal, which under applicable law means the vote of the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the voting power of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. Each whole share (or fractional share) outstanding on the Record Date shall entitle the holder thereof to a number of votes equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the Record Date.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for the Fund for transacting business at the Meeting, executed proxies marked as abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Proposal. As a result, shareholders are urged to sign and date their Voting Instruction Card and forward their voting instructions promptly.

Adjournments

In the event that a quorum for the Fund shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the chairman of the Meeting or, if a proposal to adjourn is submitted to a vote of shareholders by the chairman, the shareholders of the Fund, by the affirmative vote of a majority of votes cast on the adjournment, shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting shall be present. Unless a proxy provides otherwise, the persons named as proxies will vote upon such adjournment in their discretion. Any adjourned meeting may be held as adjourned without further notice, even if the date of such adjourned meeting is more than 120 days after the notice of the original meeting or the postponement thereof, was mailed or sent.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT

BETWEEN THE TRUST AND ENTRUSTPERMAL WITH RESPECT TO THE FUND

Background and Description of the Proposal

Permal Asset Management LLC (“Permal”), which currently serves as the Fund’s investment manager, is currently an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason has entered into a definitive agreement to acquire a majority ownership interest in EnTrust Capital (“EnTrust”) and combine EnTrust with The Permal Group (“The Permal Group”), an international financial group of companies for which Permal Group Ltd. (“Permal Group Ltd.”), an indirect wholly-owned subsidiary of Legg Mason, acts as the holding company (the “Combination”). EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets under management as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group. As a result of the Combination, a new holding company named EnTrustPermal LLC will be formed for the combined EnTrust and The Permal Group businesses, with Legg Mason owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him owning 35%. Mr. Hymowitz and entities controlled by him will also receive consideration of $400 million in cash from Legg Mason. Mr. Hymowitz co-founded EnTrust in 1997 following his investment career at Goldman Sachs & Co. Upon closing of the Combination, Permal will be renamed EnTrustPermal Management LLC (“EnTrustPermal”) and will be a separate subsidiary of EnTrustPermal LLC.

As a result of the Combination, there will be a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), as more than 25% of the voting securities of Permal will be owned by Mr. Hymowitz and entities controlled by him, thereby triggering the automatic assignment provision in each of the management and subadvisory agreements with respect to the Fund to which Permal is a party, and each such agreement will terminate as of the date of the closing of the Combination.

A new investment management agreement with respect to a registered investment company generally requires approval by a majority of the company’s outstanding voting securities under the 1940 Act before it goes into effect. As a result, the Board has called the Meeting to present the following proposal (the “Proposal”) to Fund shareholders:

PROPOSAL 1:	To approve a new investment management agreement between the Trust, on behalf of the Fund, and EnTrustPermal (the “New Management Agreement”); and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If Fund shareholders approve the New Management Agreement at the Meeting, EnTrustPermal will be appointed to serve as the Fund’s investment manager, subject to the completion of the Combination.

The purpose of this Proxy Statement is to solicit shareholder approval of the Proposal and to explain certain matters relating to the approval of the Proposal, including, but not limited to, the terms of the New Management Agreement, the factors considered by the Board in approving the New Management Agreement, the fees to be paid by the Fund to EnTrustPermal under the New Management Agreement, and information about other comparable funds managed by Permal and EnTrust.

At the in-person Board meeting held on March 3, 2016 (the “Board Meeting”), Permal recommended the appointment of EnTrustPermal as the Fund’s investment manager and the approval of the New Management Agreement in connection with the automatic termination of the Fund’s investment management agreement with Permal as a result of the Combination.

At the Board Meeting, the Board, including all the Trustees who are not “interested” persons of the Trust (the “Independent Trustees”), as defined in the 1940 Act, and who attended the meeting, approved the New Management Agreement between the Trust, on behalf of the Fund, and EnTrustPermal, as well as the submission of the New Management Agreement to Fund shareholders for approval at the Meeting.

Information about the Trust, LMPFA, Permal, EnTrust and EnTrustPermal

The Trust

The Fund is a series of the Trust, a Maryland statutory trust. The Trust entered into the current investment management agreement with Permal, on behalf of the Fund, on September 2, 2014 The current investment management agreement was approved by the Fund’s initial shareholder on September 11, 2014.

LMPFA

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the Fund’s administrator. No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with LMPFA or its affiliates since the beginning of the Fund’s most recently completed fiscal year. Jane Trust, an interested trustee of the Trust, serves as President and Chief Executive Officer of LMPFA. The list of principal executive officers and directors of LMPFA and their principal occupations is set forth on Exhibit C.

Permal

Under the current structure, The Permal Group, of which Permal is a member, is owned indirectly by Permal Group Ltd., a holding company of an international financial group of companies. Permal Group Ltd. is a wholly-owned subsidiary of Legg Mason. The Permal Group is one of the largest fund-of-funds investment management firms in the world with approximately $19 billion in assets under management as of December 31, 2015. Permal currently serves as the Fund’s investment manager.

As the Fund’s investment manager, Permal serves as the “manager of managers” for the Fund and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the Fund, including rebalancing the Fund’s target allocations among itself and the Fund’s subadvisers, monitoring the Fund’s subadvisers and ensuring that asset allocations are consistent with the Fund’s investment guidelines. Pursuant to the current investment management agreement between the Trust, on behalf of the Fund, and Permal, Permal is compensated for its services to the Fund at an annual rate of 1.90% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2015, the Fund paid Permal an effective management fee of 0% of its average daily net assets. The Fund paid gross management fees of $553,916 and fee waivers and expense reimbursements were $631,439, for excess fee waivers and expense reimbursements of $(77,523).

Permal and the Trust have received an exemptive order from the SEC that permits the manager, with respect to the Fund, to appoint and replace Permitted Subadvisers (as defined below), and enter into, amend and terminate subadvisory agreements with Permitted Subadvisers, subject to Board approval but without shareholder approval (the “Manager of Managers Structure”). The term “Permitted Subadviser” means any subadviser or trading advisor that is either unaffiliated with Permal or that is a directly or indirectly wholly-owned subsidiary of Legg Mason. The subadvisory agreements with the Permitted Subadvisers will automatically terminate upon the completion of the Combination. At the Board Meeting, the Board approved new subadvisory agreements between EnTrustPermal and each Permitted Subadviser under the Manager of Managers Structure. The Manager of Managers Structure will survive the completion of the Combination.

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with Permal or its affiliates since the beginning of the Fund’s most recently completed fiscal year. No officers or Trustees of the Trust are officers, employees, directors or shareholders of Permal. The list of principal executive officers and directors of Permal and their principal occupations is set forth on Exhibit C.

EnTrust

EnTrust is a leading independent hedge fund investor and alternative asset manager headquartered in New York with approximately $12 billion in total assets as of February 1, 2016 and complementary investment strategies, investor base and business mix to The Permal Group.

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with EnTrust or its affiliates since the beginning of the Fund’s most recently completed fiscal year. No officers or Trustees of the Trust are officers, employees, directors or shareholders of EnTrust. The list of principal executive officers and directors of EnTrust and their principal occupations is set forth on Exhibit C.

EnTrustPermal

EnTrustPermal LLC will be 65% owned by Legg Mason and 35% owned by Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him. Legg Mason and Mr. Hymowitz will indirectly control and own their interests in EnTrustPermal through a variety of affiliated entities. EnTrustPermal will be led by Mr. Hymowitz, who will become the Chairman and Chief Executive Officer of EnTrustPermal. The Management Committee and Global Investment Committee of EnTrustPermal will be chaired by Mr. Hymowitz and comprised of current senior professionals from both firms. Key investment and business professionals from both firms have committed to remain employed with EnTrustPermal following the closing and to continue serving the investors of EnTrustPermal.

It is not currently anticipated that any officers or Trustees of the Trust will become officers, employees, directors or shareholders of EnTrustPermal in connection with the Combination. Exhibit D contains a list of the individuals who are currently anticipated to serve as the principal executive officers and directors of EnTrustPermal and their principal occupations.

Key Features of the New Management Agreement

The New Management Agreement appears as Exhibit B of this Proxy Statement. The following summary of the terms of the New Management Agreement is qualified in its entirety by reference to the attached Exhibit.

The New Management Agreement provides, among other things, that:

(i) Subject to the supervision of the Board, EnTrustPermal shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities, commodity interests and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current prospectus and statement of additional information;

(ii) The Fund shall compensate EnTrustPermal for its services, as described below;

(iii) Subject to the Board’s approval and consistent with the 1940 Act and any SEC exemptive relief or guidance thereunder, EnTrustPermal is authorized to enter into, or terminate, contracts with one or more subadvisers, commodity pool operators and commodity trading advisors;

(iv) EnTrustPermal is authorized to select the brokers or dealers to effect portfolio transactions for the Fund;

(v) EnTrustPermal shall oversee the maintenance, and shall arrange for the preservation, of all books and records in accordance with all applicable federal and state laws and regulations and in compliance with the 1940 Act and applicable rules thereunder and the rules of the Commodity Futures Trading Commission, and shall surrender promptly to the Fund any of such records upon the Fund’s request; and

(vi) EnTrustPermal, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to EnTrustPermal.

For its services under the New Management Agreement, the Fund would pay EnTrustPermal a management fee at an annual rate of 1.90%. This fee is equal to the fee paid to Permal under the current management agreement with respect to the Fund.

If the Proposal is approved by Fund shareholders, the New Management Agreement shall continue in effect for an initial term beginning upon the closing of the Combination and continue in effect through two years from that date. Thereafter, the New Management Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to the New Management Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement terminates automatically upon its assignment by EnTrustPermal and may not be assigned by the Trust without the consent of EnTrustPermal. The New Management Agreement may also be terminated without penalty by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund on not more than 60 days’ nor less than 30 days’ written notice to EnTrustPermal, or by EnTrustPermal without penalty on 90 days’ written notice to the Trust.

Differences Between the Current Management Agreement and the New Management Agreement

The terms of the New Management Agreement are not materially different from the current management agreement between the Trust and Permal, except as to the names of the parties to the agreements (i.e., Permal will become EnTrustPermal) and the effective dates of the agreements.

Interim Agreements

As the Combination is not contingent on shareholder approval of the New Management Agreement, it is possible that the Combination could occur prior to shareholder approval of the New Management Agreement for the Fund, which would leave the Fund without an investment manager. In order to ensure that the Fund’s operations can continue uninterrupted, the Board approved interim management, subadvisory and trading agreements for the Fund, which will become effective only if the current management, subadvisory and trading agreements terminate due to the Combination before Fund shareholders approve the New Management Agreement. There are no material differences between the interim management, subadvisory and trading agreements for each of the Fund and Alternative Select VIT Portfolio Ltd., the Fund’s wholly owned Cayman subsidiary (the “Subsidiary”), and the current management, subadvisory and trading agreements, except for the term and termination provisions. In addition, the interim management agreement for the Fund contains provisions required by Rule 15a-4 under the 1940 Act, which state that the management fees must be paid into an interest-bearing escrow account with the Fund’s custodian for the period during which the interim management agreement is effective. In accordance with the requirements of Rule 15a-4, the interim management agreement would have a maximum term of 150 days from the expiration of the current agreement. In the event that the interim management agreement goes into effect, the Fund would continue to solicit shareholder approval of the New Management Agreement.

Other Funds Managed by Permal and EnTrust

Permal serves as the investment adviser or subadviser for other investment companies that have an investment goal similar to that of the Fund. The name of each such fund, together with information concerning the fund’s assets, and the advisory or subadvisory fee rate currently paid to Permal for its management or subadvisory services, are set out in Exhibit D. If the required shareholder approvals are obtained, EnTrustPermal will serve as the investment manager or subadviser to each such fund upon the completion of the Combination. There are two registered investment companies for which EnTrust would serve as the investment adviser should they commence operations. Information for those registered investment companies is set forth in Exhibit D.

Factors Considered by the Board of Trustees

At the March 3, 2016 Board meeting (the “March Board Meeting”), the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Trust, on behalf of the Fund, and EnTrustPermal, pursuant to which EnTrustPermal would continue to serve as “manager of managers” for the Fund, and agreed to recommend that shareholders of the Fund approve the New Management Agreement.

The Board, including the Independent Trustees, also discussed and approved the new subadvisory agreements between EnTrustPermal and each of the Permitted Subadvisers with respect to the Fund, pursuant to which each Permitted Subadviser will provide day-to-day management of a percentage of the Fund’s portfolio allocated to it by EnTrustPermal. The Board, including the Independent Trustees, also discussed and approved separate management, subadvisory and trading agreements (“Subsidiary Agreements”) with respect to the Subsidiary, and interim management, subadvisory and trading agreements for the Fund and the Subsidiary that would go into effect for a limited period of time if the New Management Agreement was not approved by shareholders prior to the closing of the Combination. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

The discussion that follows below is limited to the Board’s approval of the New Management Agreement, as that is the only Proposal that shareholders of the Fund will be voting upon.

The current management agreement with respect to the Fund was most recently approved by the Board, including the Independent Trustees, at the November 2-3, 2015 Board meeting (the “November Board Meeting”). At the November Board Meeting, the Independent Trustees requested and received information from Permal they deemed reasonably necessary for their review of the current management agreement and the performance and services provided by Permal. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board. The information received by the Board included information related to the fees paid by the Fund to Permal, fee waiver arrangements with respect to the management fees and the profitability of Permal, among other items, in accordance with Section 15(c) of the 1940 Act.

Management believed that there were no material changes to the information presented at the November Board Meeting relevant to the Board’s consideration of the New Management Agreement, other than the information about EnTrustPermal and the Combination. Based on management’s representation that the Combination was not expected to have a material impact on the nature, extent or quality of the investment management services that Permal currently provides to the Fund, that the Permal personnel who have been principally responsible for managing the Fund’s investment portfolio would continue to serve in their respective capacities following the Combination and that the terms of the New Management Agreement were substantially similar in material respects to the current management agreement, the Board considered information presented to them as part of the annual agreement review process at the November Board Meeting, as well as information about EnTrust, EnTrustPermal and the Combination received at the March Board Meeting. In connection with the March Board Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and Permal and EnTrust provided, materials relating to the Combination, EnTrust and EnTrustPermal in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Combination and its anticipated effects on EnTrust and Permal as well as information regarding EnTrust and its business activities, personnel and affiliates. The Board noted that the terms of the New Management Agreement were not materially different from the terms of the current management agreement with Permal, except with respect to the names of the parties and the effective dates. Management represented that under the New Management Agreement there would be no diminution in services provided by EnTrustPermal or changes in the fees payable by the Fund as a result of the Combination. The Board also considered the substance of discussions with representatives of Permal at the November Board Meeting and representatives of Permal and EnTrust at the March Board Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In voting to approve the New Management Agreement, the Board considered whether the approval of the New Management Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below. The Independent Trustees were separately represented by counsel that is independent of Permal and EnTrust in connection with their consideration of approval of the New Management Agreement. The factors discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement. Based on their discussions and considerations, including those described below, the Board, including the Independent Trustees, approved the New Management Agreement to be effective after the closing of the Combination. It is currently anticipated that the New Management Agreement will be reviewed by the Board as part of its annual review of advisory arrangements for the Fund in the fall of 2016.

Nature, Extent and Quality of the Services Provided to the Fund under the New Management Agreement. At the November Board Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Permal under the current investment management agreement since the Fund commenced operations. The Board noted information received at regular meetings throughout the year related to the services rendered by Permal to the Fund, including the scope and quality of the investment management and other capabilities of Permal and the Permitted Subadvisers and the quality of Permal’s administrative and other services. The Board’s evaluation of the services to be provided by Permal took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the services rendered by Permal in its management of the Fund and other funds in the Legg Mason fund complex. The Trustees also discussed information regarding the process by which Permal selected and recommended the Permitted Subadvisers for Board approval and Permal’s supervisory activities over the Permitted Subadvisers. The Board reviewed information received from the Trust’s Chief Compliance Officer (the “CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

At the March Board Meeting, the Board also received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by EnTrustPermal under the New Management Agreement would not change as a result of the Combination. The Independent Trustees considered information regarding the process by which EnTrustPermal will select and recommend the Permitted Subadvisers of the Fund for Board approval and that EnTrustPermal’s proposed supervisory activities over the Permitted Subadvisers would not change under the New Management Agreement. In addition, the Independent Trustees received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by EnTrustPermal, which would not change under the New Management Agreement. The Independent Trustees considered the specific responsibilities in all aspects of the day-to-day management of the Fund by Permal, and the fact that the persons responsible for portfolio management under EnTrustPermal were anticipated to remain the same. The Trust’s CCO discussed the compliance infrastructure of the Fund following the Combination.

The Trustees then discussed with management the portfolio management strategies of the Fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objectives of the Fund as a result of the Combination. The Trustees noted that EnTrustPermal was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of Legg Mason, EnTrust and Permal, the financial resources that will be available to EnTrustPermal.

The Board also considered that the division of responsibilities between EnTrustPermal and the Permitted Subadvisers and that the oversight provided by EnTrustPermal would remain the same as it is currently with Permal. At the March Board Meeting, the Board considered the facts that EnTrust does not currently provide investment advisory services to registered investment companies and that there are two registered investment companies for which EnTrust would serve as investment adviser should they commence investment operations, but that neither registered investment company had commenced operations as of the date of the March Board Meeting.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided and expected to be provided under the New Management Agreement.

Fund Performance. The Trustees considered the investment performance of Permal and the Permitted Subadvisers in managing the Fund’s portfolio as a factor in evaluating the New Management Agreement during the March Board Meeting. At the November Board Meeting, the Board received and reviewed performance information for the Fund that was provided by Permal since the Fund had less than one year of performance available during the review period. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to its benchmark performance index. The information comparing the Fund’s performance to that of its benchmark index was for the six-month period ended June 30, 2015. The Fund performed better than the benchmark index for the period. The Trustees discussed with representatives of Permal the investment strategy employed by Permal and the Permitted Subadvisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of Permal and the Permitted Subadvisers, the respective portfolio managers’ experience, and Permal’s experience and reputation in selecting, evaluating, and overseeing investment managers. Based on these factors and noting the limited period of performance data available, the Board determined to approve the current management agreement. At the March Board Meeting, the Board referred to additional information on Fund performance received earlier in the year which showed that the Fund’s performance was below the Lipper category average for the one-year period ended December 31, 2015.

The Trustees discussed with representatives of Permal and EnTrust that the investment strategies to be employed by EnTrustPermal and the Permitted Subadvisers in the management of the Fund’s assets are currently expected to remain the same after the Combination. The Trustees considered the fact that the persons responsible for portfolio management of the Fund under EnTrustPermal were anticipated to remain the same. Based on these factors and noting that the Fund had commenced operations less than two years ago, the Board determined to approve the New Management Agreement. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with Permal and, after the Combination, with EnTrustPermal, and report to the full Board during periods between Board meetings.

Management Fees and Expense Ratios. At the November Board Meeting, the Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Permal pursuant to the Fund’s current management agreement, which is identical to that payable under the New Management Agreement, in light of the nature, extent and quality of the management and subadvisory services provided by Permal and the Permitted Subadvisers, respectively. In addition, because of Permal’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to Permal, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”). At the March Board Meeting, the Board noted that the Contractual Management Fee will remain the same under the New Management Agreement. The Trustees also noted that EnTrustPermal had committed to continue Permal’s current fee waiver and/or expense reimbursement arrangement with the Fund, which cannot be terminated prior to December 31, 2017 without the Board’s consent, and that the terms of the current fee waiver and expense reimbursement arrangement will not change as a result of the Combination.

The Board also noted that Permal and its affiliates (including Legg Mason) currently provide the Fund with regulatory compliance and administrative services, office facilities and Trust officers (including the Trust’s chief financial, chief legal and chief compliance officers) and that after the Combination, EnTrustPermal and its affiliates (including Legg Mason) will continue to provide these same services and the Trust’s officers will not change. The Board also noted that Permal currently coordinates and oversees the provision of services to the Fund by the Permitted Subadvisers and other Fund service providers and that EnTrustPermal will, under the New Management Agreement, fulfill these same responsibilities.

Additionally, at the November Board Meeting, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio for the six-month period ended June 30, 2015 with those of a group of alternative other funds underlying variable insurance products selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data, as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all alternative other funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and was lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, which will not change as a result of the Combination.

Manager Profitability. At the November Board Meeting, the Board received and considered a profitability analysis of Permal and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to Permal’s allocation methodologies used in preparing this profitability data. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that Permal’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

At the March Board Meeting, management noted that no material impact to Permal’s profitability with respect to the Fund is expected as a result of the Combination. Therefore, the Board determined that EnTrustPermal’s expected profitability should not be excessive in light of the nature, extent and quality of the services provided to the Fund after the Combination.

Economies of Scale. At the November Board Meeting, the Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services provided to the Fund under the current management agreement.

At the March Board Meeting, the Board determined that since the management fee would not change as a result of the Combination, the management fee under the New Management Agreement would be reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services expected to be provided to the Fund by EnTrustPermal under the New Management Agreement.

Other Benefits to Permal and EnTrust. At the November Board Meeting, the Board considered other benefits received by Permal and its affiliates as a result of their relationship with the Fund. In light of the costs of providing investment management and other services to the Fund and Permal’s commitment to the Fund, any other ancillary benefits that Permal and its affiliates received were considered reasonable. At the March Board Meeting, the Board considered the benefits to be received by Legg Mason, Permal, EnTrust and EnTrustPermal as a result of the Combination, as well as the benefits to be received by EnTrustPermal as a result of the relationship with the Fund, and determined that any such ancillary benefits were reasonable.

Shareholder Approval

Approval of the Proposal will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Affiliates of Legg Mason beneficially own and have voting authority over more than 60% of the Fund’s outstanding voting securities (as of February 29, 2016). Such shares will be voted on the Proposal in the same proportion to the total votes received from shareholders who are not affiliates of Legg Mason.

The Combination is not contingent on shareholder approval of the New Management Agreement. If Fund shareholders do not approve the New Management Agreement and the Combination is effected, Permal will no longer serve as the Fund’s manager and the Board will take such actions as it deems to be in the best interests of the Fund, which may include resubmitting the New Management Agreement to the Fund’s shareholders or making other advisory arrangements. If the Combination is effected before shareholder approval of the New Management Agreement is obtained, the Board has approved an interim management agreement between the Trust and EnTrustPermal and interim subadvisory and trading agreements between EnTrustPermal and the Permitted Subadvisers with respect to the Fund. The Fund will continue to solicit your approval of the New Management Agreement while the interim agreements are in place. If the interim agreements go into effect for the Fund, they would expire on the earlier of 150 days after the closing of the Combination or upon shareholder approval of the New Management Agreement.

Ownership of Shares

Information as to shareholders that owned or held of record 5% or more of the outstanding shares of a class of the Fund as of February 29, 2016 is set forth in Exhibit E.

Brokerage Commissions to Affiliates

The Fund did not pay brokerage commissions to affiliates for the fiscal year ended December 31, 2015.

Other Service Agreements

The following service providers currently provide services to the Fund and will continue to do so upon the approval of the New Management Agreement.

Administrator: LMPFA, located at 620 Eighth Avenue, New York, New York 10018, serves as the Fund’s administrator. For the fiscal year ended December 31, 2015, the Fund did not pay any administration fees to LMPFA.

Distributor: Legg Mason Investment Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the Fund’s sole and exclusive distributor.

Transfer Agent: BNY Mellon Investment Servicing (US) Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Fund’s transfer agent.

Custodian: State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s custodian.

Shareholder Reports

Copies of the Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to the Fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902 or by calling the following number: 1-877-721-1926.

Shareholder Proposals

The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Fund must be received at the offices of the Fund, 620 Eighth Avenue, New York, New York 10018, in accordance with the time periods set forth for advance notice in the Fund’s bylaws or, if no such time period is specified, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Other Business

Permal, the Fund and the Trust know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Fund.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

Legg Mason Partners Variable Equity Trust

Dated: April 1, 2016

EXHIBIT A

SHARES OUTSTANDING

As of the Record Date, the following number of shares of the Fund were outstanding and entitled to vote:

Permal Alternative Select Fund (S0001176343)
Share Class (Class Identifier)	Shares Outstanding on Record Date
Class I (C000140618)	None
Class II (C000140619)	3,762,983.216

Total	3,762,983.216

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting.

A-1

EXHIBIT B

FORM OF INVESTMENT MANAGEMENT AGREEMENT BETWEEN ENTRUSTPERMAL AND THE TRUST, ON BEHALF OF THE FUND

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [            ], 2016, by and between Legg Mason Partners Variable Equity Trust (the “Trust”) and EnTrustPermal Management LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the Trust is a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory and management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust wishes to retain the Manager to provide trading, investment advisory and management services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities, Commodity Interests (as defined in paragraph 3) and other investments owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities, Commodity Interests and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. For purposes of this Agreement, Commodity Interests include commodity futures (including futures on broad-based securities indexes or interest rate futures), forward contracts, foreign exchange transactions, options on commodity futures, swaps, swaptions and certain other instruments regulated by the Commodity Futures Trading Commission (the “CFTC”). The Manager shall determine from time to time what securities, Commodity Interests and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities, Commodity Interests and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, the Commodity Exchange Act, as amended (the “CEA”) and the applicable rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) and the CFTC and interpretive guidance issued by the SEC staff and the CFTC staff, any exemptive orders or other relief issued by the SEC or the CFTC applicable to the Fund, any other applicable federal and state law, the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund (the “Custodian”) and any Fund sub-custodian or prime broker as to deliveries of securities, Commodity Interests and other investments and payments of cash in respect of transactions or cash margin calls for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. To the extent not delegated to a subadviser, commodity trading advisor (“CTA”) or commodity pool operator (“CPO”), the Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant, counterparty or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund, which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. The Manager may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, brokerage agreements, repurchase agreements, reverse repurchase agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, limited partnership agreements, derivative master agreements, other investment-related agreements, and any other agreements, documents, schedules, annexes, instruments, releases, consents, elections and confirmations the Manager believes are appropriate or desirable in performing its duties under this Agreement.

(b) Subject to the direction and control of the Board, the Manager shall perform such management services as may from time to time be reasonably requested by the Fund as necessary for the provision of investment and trading advisory and related services to the Fund, such as (i) oversight of the Fund’s subadvisers, CTAs and CPOs; (ii) providing certain compliance and regulatory reporting services, and (iii) providing assistance with the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by the Custodian or any transfer agent, fund accounting agent, fund administrator, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

(d) The Fund may establish one or more wholly-owned subsidiaries of the Fund through which it may conduct a significant portion of its investments in Commodity Interests.

(e) When the Fund adopts policies, procedures or restrictions to the Governing Documents, and amendments or revisions thereto, the Fund will provide the documents to the Manager in advance of their implementation.

4. Subject to the Board’s approval and consistent with the 1940 Act and any SEC exemptive relief or guidance thereunder, the Manager or the Fund may enter into, or terminate, contracts with one or more subadvisers, CTAs or CPOs, including without limitation, affiliates of the Manager, in which the Manager delegates to such subadvisers, CTAs or CPOs any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser, CTA or CPO and further provided that such contracts impose on any subadviser, CTA or CPO bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act and the CEA. The Manager shall have the authority to allocate all or a portion of the Fund’s assets for portfolio management purposes among subadvisers, CTAs and CPOs.

5. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and, to the extent not provided by other parties, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. With respect to the Fund’s transactions in securities, Commodity Interests and other investments, the Manager shall oversee the maintenance of all books and records in accordance with all applicable federal and state laws and regulations, except to the extent arrangements have been made for such books and records to be maintained by any fund administrator or other agent of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained hereunder in accordance with all applicable laws and resolutions, including compliance with the requirements of Rules 31a-1 and 31a-2 under the 1940 Act and CFTC Rule 4.23. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; third-party risk management, collateral management and fund compliance reporting expenses; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities, Commodity Interests and other investments and any losses in connection therewith; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement), tri-party custody arrangements; acquired fund fees and expenses; Form CPO-PQR filings that relate to the Fund; costs of forming and maintaining subsidiaries; dividend and interest expenses on securities sold short; fees and expenses of custodians, administrators, transfer agents, registrars, independent pricing vendors or other agents; Fund legal expenses; loan commitment fees; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. The Manager may delegate some or all of its duties under this Agreement to affiliated investment advisers or other service providers (each a “Manager-Delegatee”); provided, however, that (i) the Manager provides prior written notice to the Fund and the Fund consents in writing, (ii) any delegation of advisory duties is subject to and conditioned on the approval of the Board and/or the Fund’s shareholders as may be required pursuant to Section 15 of the 1940 Act, (iii) any such delegation complies with applicable exemptive relief, rule or no-action position on which the Fund relies; (iv) no additional charges, fees or other compensation will be paid by the Fund for such services, (v) the Manager hereby agrees to advise the Fund of any changes required to be made to the disclosure in the Fund’s registration statement relating to the Fund’s portfolio managers provided by the Manager or any Manager-Delegatee, and (vi) the Manager at all times remains liable to the Fund for its obligations hereunder regardless of whether services hereunder are provided by the Manager or any Manager-Delegatee. To the extent that such delegation occurs, references to the Manager herein also shall be deemed to include reference to any Manager-Delegatee, as the context may require.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

8. As compensation for the services performed and the expenses assumed by the Manager, the Fund shall pay the Manager, within five (5) days after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made within five (5) days after the end of the month succeeding the effective date of this Agreement. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid within five (5) days after the end of the month of termination and shall be pro rated based upon the number of days in such month for which this Agreement was effective bears to the total number of days in such month; provided, however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Manager represents and warrants that it: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act, the CEA or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has reviewed the requirements for registration as a CPO under the CEA and is either registered as a CPO and a member of the National Futures Association (the “NFA”) or is relying on an exemption or exclusion from registration as a CPO or is subject to exemptive relief by the CFTC from being a CPO with respect to the Fund; (iv) has adopted and implemented a written code of ethics complying with requirements of Rule 17j-1 under the 1940 Act; (v) has the authority to enter into and perform the services contemplated by this Agreement; and (vi) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

10. Except as may otherwise be provided by the 1940 Act, the CEA or any other federal securities law, neither the Manager nor any of its partners, shareholders, directors, officers and employees or the partners, shareholders, directors, officers and employees of any affiliates performing services for the Trust or Fund contemplated hereby (collectively, “Manager Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) (“Losses”) incurred or suffered by the Trust as a result of any act or omission of the Manager or the Manager Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager or the Manager Affiliates for any and all Losses to which the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) (collectively, “Trust Affiliates”) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the CEA, or under any other statute, or common law or otherwise arising out of or based on any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder.

11. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities, Commodity Interests and other investments consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities, Commodity Interests and other investments will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

12. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

13. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved by the Trust’s Board and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

14. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment by the Manager and shall not be assignable by the Trust without the consent of the Manager.

15. The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

16. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities.

17. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST

By:

Name:
Title:

ENTRUSTPERMAL MANAGEMENT LLC

By:

Name:
Title:

Schedule A

EnTrustPermal Alternative Select VIT Portfolio

Date:

[        ], 2016

Fee:

1.90% of the Fund’s average daily net assets

EXHIBIT C

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

The following chart lists the principal executive officers and the directors of LMPFA and their principal occupations. The business address of each officer and director as it relates to that person’s position with LMPFA is 620 Eighth Avenue, New York, New York 10018, unless otherwise noted.

Name	Current Position
Jane Trust	President and Chief Executive Officer
Jeanne M. Kelly	Senior Vice President
Amy M. Olmert	Manager
Peter H. Nachtwey	Manager
Ted P. Becker	Chief Compliance Officer
Thomas C. Mandia	Secretary

Permal Asset Management LLC (“Permal”)

The following chart lists the principal executive officers and the directors of Permal and their principal occupations. The business address of each officer and director as it relates to that person’s position with Permal is 900 Third Avenue, New York, New York 10022, unless otherwise noted.

Name	Current Position
Isaac R. Souede	Director and Chairman
James R. Hodge	Director
Omar Kodmani*	Director
Robert Kaplan	Co-Chief Investment Officer and Director
Francois Becquaert**	Director
Judy Tchou	Executive Vice President and Head of Trading
Glyn Clark*	Chief Compliance Officer
*	Address: 12 St. James’s Square, London SW1Y 4LB United Kingdom
**	Address: 83 avenue Marceau, 75116 Paris France

EnTrust Capital (“EnTrust”)

The following chart lists the principal executive officers and the directors of EnTrust and their principal occupations. The business address of each officer and director as it relates to that person’s position with EnTrust is 375 Park Avenue, New York, New York 10152, unless otherwise noted.

Name	Current Position
Gregg S. Hymowitz	Co-Founder and Managing Partner
Jill Zelenko	Partner, Chief Financial Officer and Chief Risk Officer
Bruce Kahne	Partner, General Counsel and Chief Compliance Officer
Christopher T. Keenan	Partner
Jeffrey Chan	Partner

C-1

EnTrustPermal Management LLC (“EnTrustPermal”)

It is currently anticipated that the individuals listed below will be the principal executive officers and directors of EnTrustPermal. Their principal occupations are also listed. The business address of each proposed officer and director as it relates to that person’s position with EnTrustPermal will be 900 Third Avenue, New York, New York 10022, unless otherwise noted.

Name	Proposed Position
Gregg S. Hymowitz***	Chairman and Chief Executive Officer
Omar Kodmani*	Director
Robert Kaplan	Director
Francois Becquaert**	Director
Bruce Kahne***	General Counsel and Chief Compliance Officer
Pericles Castillo	Treasurer and Controller
Tara McCarthy	Corporate Secretary
*	Address: 12 St. James’s Square, London SW1Y 4LB United Kingdom
**	Address: 83 avenue Marceau, 75116 Paris France
***	375 Park Avenue, New York, New York 10152

C-2

EXHIBIT D

OTHER FUNDS CURRENTLY MANAGED OR SUBADVISED BY PERMAL OR ENTRUST

Permal

Permal serves as the investment adviser or subadviser for other investment companies that have an investment goal similar to that of the Fund. The name of each such fund, together with information concerning the fund’s assets, and the advisory or subadvisory fee rate paid (as a percentage of average net assets) currently to Permal for its management services, are set out below:

Fund	Manager/Subadviser	Fee Rate (%)	Fee waiver and expense reimbursement arrangement	Assets (as of December 31, 2015) ($)
Permal Alternative Select Fund	Manager	1.90 of average daily net assets	The manager has agreed to waive fees and/or reimburse operating expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) so that total annual operating expenses will not exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.95% for Class R shares, 2.45% for Class I shares and 2.30% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.	26,687,483

Fund	Manager/Subadviser	Fee Rate (%)	Fee waiver and expense reimbursement arrangement	Assets (as of December 31, 2015) ($)
Permal Alternative Core Fund	Subadviser	First subadvisory agreement: 0.450 of average daily net assets up to and including $250 million 0.400 of average daily net assets over $250 million and up to and including $750 million 0.350 of average daily net assets over $750 million (net of an amount equal to 0.02% of the fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments) Second subadvisory agreement: 0.05 of average daily net assets	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage (including brokerage commissions on purchases and sales of closed-end funds, exchange-traded funds, exchange-traded notes and other assets), taxes, incentive or performance-based fees of underlying funds, acquired fund fees and expenses, dividend and interest on securities sold short and extraordinary expenses) so that total annual operating expenses will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares, 0.90% for Class I shares and 0.90% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.	214,590,449

Permal Hedge Strategies Portfolio (master fund)	Subadviser	1.00 of average monthly managed assets	N/A	54,706,963

Fund	Manager/Subadviser	Fee Rate (%)	Fee waiver and expense reimbursement arrangement	Assets (as of December 31, 2015) ($)
Permal Hedge Strategies I (feeder fund)	Subadviser	1.00 of average monthly managed assets except to the extent the management fee is reduced because the fund invests its assets in the master fund	LMPFA has agreed to waive fees and/or reimburse expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Service Shares and Institutional Shares will not exceed 2.10% and 1.85%, respectively (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). LMPFA is also permitted to recapture amounts forgone or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the total annual Fund operating expenses attributable to the Service Shares and Institutional Shares have fallen to a level below the limits described above. In no case will LMPFA recapture any amount that would result in the total annual Fund operating expenses attributable to the Service Shares and Institutional Shares exceeding the limits described above. These arrangements will continue until December 31, 2017. Any modification or termination of these arrangements prior to December 31, 2017 will require approval of the Board of Trustees.	19,954,264

Fund	Manager/Subadviser	Fee Rate (%)	Fee waiver and expense reimbursement arrangement	Assets (as of December 31, 2015) ($)
Permal Hedge Strategies II (feeder fund)	Subadviser	1.00 of average monthly managed assets except to the extent the management fee is reduced because the fund invests its assets in the master fund	LMPFA has agreed to waive fees and/or reimburse expenses (including organization and offering expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Broker Shares will not exceed 2.65% (excluding fees and expenses, including incentive or performance allocations and fees, attributable to Portfolio Funds, brokerage, interest expense, taxes and extraordinary expenses). LMPFA is also permitted to recapture amounts forgone or reimbursed within three years after the year in which LMPFA earned the fee or incurred the expense if the total annual Fund operating expenses attributable to the Broker Shares have fallen to a level below the limit described above. In no case will LMPFA recapture any amount that would result in the total annual Fund operating expenses attributable to the Broker Shares exceeding the limit described above. These arrangements will continue until December 31, 2017. Any modification or termination of these arrangements prior to December 31, 2017 will require approval of the Board of Trustees.	33,989,180

EnTrust

There are two registered investment companies that have an investment goal similar to that of the Fund for which EnTrust would serve as the investment adviser should they commence investment operations. The name of each such investment company, together with information concerning the advisory fee to be paid to EnTrust, are set out below.

Fund	Fee Rate (%)	Fee waiver and expense reimbursement arrangement	Assets (as of December 31, 2015) ($)
EnTrust Multi-Strategy Master Fund (master fund)	1.50 of month-end net asset value	N/A	The fund has not commenced operations as of the date of this Proxy Statement.

EnTrust Multi-Strategy Fund (feeder fund)	The fund does not incur a separate management fee.	N/A	The fund has not commenced operations as of the date of this Proxy Statement.

EXHIBIT E

OWNERSHIP OF SHARES

To the Fund’s knowledge, as of February 29, 2016, the following shareholders owned or held of record 5% or more of the outstanding shares of the following classes of the Fund:

Class	Name and Address	Percent of Class (%)
II	LEGG MASON FUNDING LIMITED WALKER HOUSE, MARY STREET PO BOX 908GT GRAND CAYMAN CAYMAN ISLANDS	61.92

II	METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20 BOSTON MA 02111-2694	32.13

II	METROPOLITAN LIFE INS CO 1 FINANCIAL CTR FL 20 BOSTON MA 02111-2694	5.95

Shareholders that own of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person of the Fund. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of February 29, 2016, the following persons were known by the Fund to own beneficially or of record more than 25% of the Fund’s outstanding shares:

Class	Name and Address	Percent of Fund (%)
II	LEGG MASON FUNDING LIMITED WALKER HOUSE, MARY STREET PO BOX 908GT GRAND CAYMAN CAYMAN ISLANDS	61.92

II	METLIFE INSURANCE CO USA 1 FINANCIAL CTR FL 20 BOSTON MA 02111-2694	32.13

The Trustees and officers of the Trust, and members of their families as a group, beneficially owned less than 1% of the outstanding shares of the Fund as of February 29, 2016.

E-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on May 20, 2016

DO NOT MAIL YOUR PROXY CARD WHEN YOU VOTE BY PHONE OR INTERNET.

Please detach at perforation before mailing.

PROXY	LEGG MASON PARTNERS VARIABLE EQUITY TRUST PERMAL ALTERNATIVE SELECT VIT PORTFOLIO PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2016	PROXY

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Permal Alternative Select VIT Portfolio (the “Fund”), a series of Legg Mason Partners Variable Equity Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Harris C. Goldblat, Rosemary D. Emmens and Barbara J. Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on May 20, 2016, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 11:30 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated April 1, 2016 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

VOTE VIA THE INTERNET: VOTE VIA THE TELEPHONE:	www.proxy-direct.com 1-800-337-3503

999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement, dated April 1, 2016 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	PAS_27600_032316

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 20, 2016.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lmp-27600

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve the new management agreement between Legg Mason Partners Variable Equity Trust, on behalf of Permal Alternative Select VIT Portfolio, and EnTrustPermal Management LLC.	☐	☐	☐

HAS YOUR ADDRESS CHANGED?

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PAS_27600_032316

EACH CONTRACT OWNER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Special Meeting of Shareholders Legg Mason Partners Fund Advisor, LLC 620 Eighth Avenue, New York, NY 10018 on May 20, 2016

DO NOT MAIL YOUR VOTING INSTRUCTION CARD WHEN YOU VOTE BY PHONE OR ON THE INTERNET.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LEGG MASON PARTNERS VARIABLE EQUITY TRUST PERMAL ALTERNATIVE SELECT VIT PORTFOLIO	VOTING INSTRUCTION CARD
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2016

[INSURANCE COMPANY NAME DROP-IN]

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on May 20, 2016, at 11:30 a.m., Eastern time, and any adjournments or postponements thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

VOTE ON THE INTERNET: www.proxy-direct.com VOTE BY PHONE: 1-866-298-8476

Note: Please sign exactly as your name appears on this Voting Instruction Card. If joint owners, EITHER may sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement, dated April 1, 2016 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date	PAS_27600_032316-VI

IF YOU VOTE BY MAIL, PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD TODAY USING THE ENCLOSED ENVELOPE.

EACH CONTRACT OWNER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on May 20, 2016.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lmp-27600

PLEASE SIGN, DATE AND RETURN YOUR

VOTING INSTRUCTION CARD TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:  ■

		FOR	AGAINST	ABSTAIN
1.	To approve the new management agreement between Legg Mason Partners Variable Equity Trust, on behalf of Permal Alternative Select VIT Portfolio, and EnTrustPermal Management LLC.	☐	☐	☐

HAS YOUR ADDRESS CHANGED?

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PAS_27600_032316-VI